UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Simon Property Group, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

<X> SIMON® SIMON PROPERTY GROUP, INC. 225 WEST WASHINGTON STREET INDIANAPOLIS, IN 46204 Your Vote Counts! SIMON PROPERTY GROUP, INC. 2025 Annual Meeting Vote by May 13, 2025 11 :59 PM ET You invested in SIMON PROPERTY GROUP, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 14, 2025. Get informed before you vote View the Notice & Proxy Statement, Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 30, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and ~I vote without entering a number Vote in Person at the Meeting* May 14, 2025 8:30 AM EDT Simon Property Group Headquarters 225 West Washington Street Indianapolis, IN 46204 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1 . Election of Directors Nominees: 1A Glyn F. Aeppel 1B Larry C. Glasscock 1C Nina P. Jones 1D Reuben S. Leibowitz 1 E Randall J. Lewis 1 F Gary M. Rodkin 1G Peggy Fang Roe 1H Stefan M. Selig 11 Daniel C. Smith, Ph.D. 1 J Marta R. Stewart 2. Advisory Vote to Approve the Compensation of our Named Executive Officers. 3. Ratify the appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for 2025. 4. Approve of the Redomestication of the Company to the State of Indiana by Conversion. NOTE: Other business as may properly come before the meeting or any adjournments or postponements of the meeting. Board Recommends 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".